Taxes	12 Months Ended
Jun. 30, 2025
Taxes [Abstract]
Taxes

Note 8 — Taxes

Cayman Island and British Virgin Islands

The Group, Melkweg Cayman and Melkweg BVI were incorporated in the Cayman Islands and British Virgin Islands respectively and conduct all of the Group’s businesses through subsidiaries in Hong Kong, Macau, PRC and Taiwan. Under the current laws of the Cayman Islands and British Virgin Islands, the Group, Melkweg Cayman and Melkweg BVI are not subject to tax on income or capital gains.   In addition, upon payments of dividends by Melkweg BVI to Melkweg Cayman and Melkweg Cayman to the Group’s shareholders, no Cayman Island and British Virgin Islands withholding tax will be imposed.

Hong Kong

Two-tier Profits Tax Rates

Galaxy Payroll (HK), Galaxy Solutions Partner, Galaxy Payroll (China) and Galaxy Payroll (TW) were incorporated in Hong Kong and are subject to Hong Kong profits tax compliance.

The two-tier profits tax rates system was introduced under the Inland Revenue (Amendment)(No.3) Ordinance 2018 (“the Ordinance”) of Hong Kong became effective for the assessment year 2018/2019. Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million of assessable profits of a corporation will be subject to the lowered tax rate, 8.25% while the remaining assessable profits will be subject to the legacy tax rate, 16.5%. The Ordinance only allows one entity within a group of “connected entities” is eligible for the two-tier tax rate benefit. An entity is a connected entity of another entity if (1) one of them has control over the other; (2) both of them are under the control (more than 50% of the issued share capital) of the same entity; (3) in the case of the first entity being a natural person carrying on a sole proprietorship business-the other entity is the same person carrying on another sole proprietorship business. Under the Ordinance, it is an entity’s election to nominate an entity that will be subject to the two-tier profits tax rate on its Profits Tax Return. The election is irrevocable.

Galaxy Payroll (HK) applies the two-tier profits tax rate for its provision for current income and deferred taxes.

Net operating loss will be carried forward indefinitely under Hong Kong profits tax regulation.

Macau

Galaxy HR (Macau) applies the exemption amount for the supplementary income tax income is set at MOP 600,000 for its tax years of 2024 and 2023.

Corporate Income Tax in Galaxy HR (Macau) is subject to a 12% tax rate during the years ended June 30, 2025, 2024 and 2023.

The People’s Republic of China (“PRC”)

Under the Law of The People’s Republic of China on Enterprise Income Tax (the “EIT Law”) and Implementation Regulation of the EIT Law, the tax rate of Galaxy HR (SZ) is 25% during the years ended June 30, 2025, 2024 and 2023.

No provision for taxation in PRC has been made as the Group’s entities in PRC had no assessable profit.

Taiwan

Corporate Income Tax in Galaxy HR (TW) is subject to a 20% tax rate during the years ended June 30, 2025, 2024 and 2023.

The Income/(Loss) before Income Taxes consisted of the following components:

	For the years ended June 30,
	2023	2024	2025
	HKD	HKD	HKD	US$

Hong Kong	$11,003,941	$9,394,157	$4,354,810	$554,760
Foreign	(187,598)	(2,104,865)	(31,387,935)	(3,998,514)
Total Income (Loss) before Income Taxes	$10,816,343	$7,289,292	$(27,033,125)	$(3,443,754)

The income tax provision consisted of the following components:

	For the years ended June 30,
	2023	2024	2025
	HKD	HKD	HKD	US$
Current and deferred:
Hong Kong	$1,637,978	$1,411,563	$562,570	$71,666
Foreign	167,685	372,240	(26,982)	(3,437)
Total current and deferred	1,805,663	1,783,803	535,588	68,229
Total provision for income taxes	$1,805,663	$1,783,803	$535,588	$68,229

The following table sets forth the significant components of the aggregate deferred tax assets as of:

	As of June 30,
	2024	2025
	HKD	HKD	US$
Deferred Tax Assets
Net operating loss carryforwards	$657,476	$364,025	$46,373
Less: valuation allowance	(657,476)	(364,025)	(46,373)
Deferred tax assets, net	$-	$-	$-

The net decrease of valuation allowance during the year ended June 30, 2025 was HKD293,451 (US$37,383) mainly due to a decrease in valuation allowance HKD268,521 (US$34,207) and foreign exchange difference HKD24,930 (US$3,176).

A reconciliation between the Group’s actual provision for income taxes and the provision at the Hong Kong statutory rate was as follows:

	For the years ended June 30,
	2023	2024	2025
	HKD	HKD	HKD	US$
Income (Loss) before income tax	$10,816,343	$7,289,292	$(27,033,125)	$(3,443,754)
Hong Kong income tax rate	16.5%	16.5%	16.5%	16.5%
Income tax expense computed at statutory rate	1,784,698	1,202,735	(4,460,465)	(568,219)
Reconciling items:
Non-deductible expenses	2,110	315,498	5,070,506	645,933
Non-taxable income	(31,867)	(4,114)	(115,497)	(14,713)
Preferential tax rate (1)	(239,160)	(239,160)	(239,160)	(30,467)
Temporary difference not recognized	20,614	10,578	5,077	647
Changes in valuation allowance	(86,490)	315,473	323,831	41,253
Different tax rates of subsidiaries operating in other jurisdictions	322,900	185,793	71,380	9,093
Under (Over)-provision in prior year	32,858	-	(120,084)	(15,298)
Effect of tax concession	-	(3,000)	-	-
Total income tax expense	$1,805,663	$1,783,803	$535,588	$68,229
Effective tax rate	17%	24%	(2)%	(2)%

(1)	The Group’s basic and diluted earnings (losses) per shares would have been each lower by HKD0.010 (US$0.001) per share for the years ended June 30, 2025, 2024 and 2023 without the preferential tax rate reduction, respectively.

As of June 30, 2025, 2024 and 2023, the Group has unutilized tax losses, incurred from the PRC entities, of HKD1,190,327 (US$151,636), HKD1,679,389 and HKD1,415,155 , respectively. As of June 30, 2025, the tax loss carry-forwards will expire between the calendar year 2026 through 2030. The management believes that it is more likely than not that the Group will not realize these potential tax benefits as these operations will not generate any operating profits in the foreseeable future. As a result, a valuation allowance was provided against the full amount of the potential tax benefits based on the unutilized tax losses incurred. No deferred tax is recognized during the years ended June 30, 2025, 2024 and 2023.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2025, 2024 and 2023, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended June 30, 2025, 2024 and 2023, the Group did not incur any interest and penalties related to potential underpaid income tax expenses. The Group’s major tax jurisdiction is Hong Kong. Under relevant Hong Kong tax laws, tax case is normally subject to investigation by the tax authority for up to 6 years of assessment prior to the current year of assessment, if in a case of fraud or willful evasion, then the investigation can be extended to cover 10 years of assessment.